UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K
________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2012
________________________________

FIRST REPUBLIC PREFERRED
CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)
________________________________

Nevada	000-33461	91-1971389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Pine Street, 2nd Floor
San Francisco, CA 94111
(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (415) 392-1400
________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 10, 2012, First Republic Preferred Capital Corporation (the “Corporation”) filed a Certificate of Withdrawal of Certificate of Designation with the Secretary of State of the State of Nevada to withdraw the Certificate of Designation, filed with the Secretary of State of the State of Nevada on May 27, 1999, that created the Corporation's 10.5% Noncumulative Series A Preferred Stock (the “Series A Preferred Stock”). The Series A Preferred Stock was redeemed in whole on February 28, 2012, and thereafter, no shares of Series A Preferred Stock were issued and outstanding. The Certificate of Withdrawal is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Certificate of Withdrawal of Certificate of Designation of 10.5% Noncumulative Series A Preferred Stock.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Republic Preferred Capital Corporation

Date:	April 13, 2012	By:	/s/ Michael J. Roffler
		Name:	Michael J. Roffler
		Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1	Certificate of Withdrawal of Certificate of Designation of 10.5% Noncumulative Series A Preferred Stock.